EXHIBIT 99.2
                                                                    ------------


                          NOTICE OF GUARANTEED DELIVERY

                          LEUCADIA NATIONAL CORPORATION

                        OFFER TO EXCHANGE ALL OUTSTANDING

                          7-1/8% SENIOR NOTES DUE 2017
                                FOR NEWLY ISSUED
                          7-1/8% SENIOR NOTES DUE 2017
                         THAT HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933

     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used by registered holders of outstanding 7-1/8% Senior Notes due 2017 (the "ORIGINAL NOTES") of Leucadia National Corporation, (the "ISSUER") who wish to tender their Original Notes in exchange for a like principal amount of newly issued 7-1/8% Senior Notes due 2017 of the Issuer registered under the Securities Act of 1933, as amended (the "REGISTERED NOTES") pursuant to the
exchange offer described in the Prospectus, dated        , 2007 (as the same may
be amended or supplemented from time to time, the "PROSPECTUS"), if the holder's Original Notes are not immediately available or if such holder cannot deliver its Original Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "EXCHANGE AGENT") or if the holder cannot complete the procedures for book-entry transfer of the
Original Notes at or prior to 5:00 p.m., New York City time, on          , 2007,
or such later date and time to which the Exchange Offer may be extended (the "EXPIRATION DATE"). This Notice of Guaranteed Delivery or one substantially equivalent hereto may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent, and must be received by the Exchange Agent at or prior to the Expiration Date. See "The Exchange Offer-Procedures for Tendering-Guaranteed Delivery Procedures" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

        By Registered or Certified Mail, by Hand or by Overnight Courier:


                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                        Attention: Mrs. Carolle Montreui

                                  By Facsimile:
                                 (212) 298-1915

                                  By Telephone:
                                 (212) 815-5920

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

LADIES AND GENTLEMEN:

      The undersigned hereby tenders to the Issuer the principal amount of Original Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.
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                   DESCRIPTION OF ORIGINAL NOTES TENDERED
================================================================================
                   |    NAME AND ADDRESS OF    |  CERTIFICATE   |    PRINCIPAL
                   |  REGISTERED HOLDER AS IT  | NUMBER(S) FOR  |    AMOUNT OF
 NAME OF TENDERING |  APPEARS ON THE ORIGINAL  | ORIGINAL NOTES | ORIGINAL NOTES
      HOLDER       |    NOTES (PLEASE PRINT)   |   TENDERED*    |    TENDERED
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                   |                           |                |
                   |                           |                |
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                   |                           |                |
                   |                           |                |
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                   |                           |                |
                   |                           |                |
================================================================================
*not required if tender is by book-entry.

================================================================================

                                PLEASE SIGN HERE

X ____________________________________    X ___________________________________

X ____________________________________    X ___________________________________

X ____________________________________    X ___________________________________
           SIGNATURE(S) OF HOLDER(S)                           DATE

      Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):     ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

Capacity:    ___________________________________________________________________

Address(es): ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________





[_]   The Depository Trust Company (Check if Original
      Notes will be tendered by book-entry transfer)

      Account Number: ______________________________

================================================================================

              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED



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




                      THE FOLLOWING GUARANTEE MUST BE COMPLETED



                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at its address set forth above, the certificates representing the Original Notes (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, or an agent's message in lieu thereof and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm: ___________________________   ____________________________________
                                                     (Authorized Signature)


Address: ________________________________   Title: _____________________________

_________________________________________   Name: ______________________________
                               (Zip Code)             (Please type or print)

_________________________________________   Date:_______________________________
     (Area Code and Telephone No.)

NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ORIGINAL NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.






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